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                                                                     Exhibit 4.1
                              [Stock Certificate]


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This certificate also evidences and entitles the holder hereof to certain
Rights as set forth in a Rights Agreement between The Dun & Bradstreet Corporation and EquiServe Trust Company, N.A., dated as of August 15, 2000, as the same may be amended from time to time (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of The Dun & Bradstreet Corporation. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Dun & Bradstreet Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights owned by or transferred to any Person who becomes an Acquiring Person (as defined in the Rights Agreement) and certain transferees thereof will become null and void and will no longer be transferable.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common              UNIF GIFT MIN ACT --                Custodian
TEN ENT    as tenants by the entireties                           --------------           ----------------
JT TEN  -- as joint tenants with right of                             (Cust)                    (Minor)
           survivorship and not as tenants                        under Uniform Gifts to Minors
           in common                                              Act
                                                                     --------------------
                                                                             (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,                       hereby sell, assign, and transfer unto
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PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------- Shares
of the capital stock represented by the within Certificate, and do hereby
irrevocably constitute and appoint                                      Attorney
                                  --------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                         NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                 CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKER, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM).
PURSUANT TO SEC RULE 17Ad-15.